                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported): August 22, 2005

                            PRIMEENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-7406                                  84-0637348
     (Commission File Number)              (IRS Employer Identification No.)

                              One Landmark Square
                          Stamford, Connecticut 06901
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 358-5700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 22, 2005, F-W Oil Exploration L.L.C. ("FWOE"), a subsidiary of the Registrant, entered into that certain Amended and Restated Agreement of Limited Partnership dated as of August 22, 2005 (the "FWOE Partners Agreement"), with TIFD III-X LLC ("TIFD"), an affiliate of GE Commercial Finance Energy Financial Services ("GE"), wherein FWOE is sole General Partner and TIFD is sole Limited Partner, for the acquisition, development and operation of oil and gas properties and pipelines, equipment, facilities and fixtures appurtenant thereto, in off-shore Gulf of Mexico (the "Properties"). A copy of the FWOE Partners Agreement is filed as Exhibit 10.3 to this Report. The partnership so created is referred to herein as the "FWOE Partners". The initial ownership of FWOE Partners is 20% to FWOE as General Partner and 80% to TIFD as Limited Partner.

Prior to entering into the FWOE Partners Agreement, FWOE had distributed interests in the Properties to the minority shareholders of FWOE and the Registrant purchased all of the outstanding shares of such minority shareholders for $250,000, resulting in the Registrant's 100% ownership of FWOE.

FWOE contributed all of its interest in the Properties to FWOE Partners in exchange for an initial 20% General Partner interest in FWOE Partners and a cash distribution of $42.9 million, of which $25.2 million was used to repay outstanding bank debt and extinguish liens against the contributed properties. FWOE Partners purchased the interests previously distributed to the former minority shareholders for $27.7 million. The entire $70.6 million expended by FWOE Partners was funded by a contribution by GE, through TIFD.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On August 22, 2005, FWOE contributed and assigned to FWOE Partners all of FWOE's interests in the Properties in exchange for the General Partner's initial interest of 20% in FWOE Partners and a cash distribution from FWOE Partners of $42.9 million, pursuant to that certain Contribution Agreement between F-W Oil Exploration L.L.C. and FWOE Partners L.P. dated August 22, 2005. A copy of that Contribution Agreement is filed as Exhibit 10.4 to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information.

     The required financial information will be filed by amendment to this Report not later than November 4, 2005.

     (c) Exhibits

      Exhibit 10.3 Amended and Restated Agreement of Limited Partnership, FWOE
                   Partners, dated August 22, 2005 (filed herewith)


      Exhibit 10.4 Contribution Agreement between F-W Oil Exploration L.L.C.
                   and FWOE Partners L.P., dated August 22, 2005 (filed herewith)


                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRIMEENERGY CORPORATION


Date: August 26, 2005            By: /S/ CHARLES E. DRIMAL, JR.
                                     -------------------------------------------
                                     Charles E. Drimal, Jr.
                                     President

                                INDEX TO EXHIBITS

Exhibit 10.3 Amended and Restated Agreement of Limited Partnership, FWOE Partners L.P., dated as of August 22, 2005 (filed herewith)

Exhibit 10.4   Contribution Agreement between F-W Oil Exploration L.L.C.
               and FWOE Partners L.P., dated August 22, 2004 (filed herewith)